STOCK CERTIFICATE CUSIP 20564W 10 5

COMSCORE, INC. THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. THE CORPORATION WILL FURNISH UPON REQUEST AND WITHOUT CHARGE TO EACH STOCKHOLDER THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL AND OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK AND SERIES WITHIN A CLASS OF STOCK OF THE CORPORATION, AS WELL AS THE QUALIFICATIONS, LIMITATIONS AND RESTRICTIONS RELATING TO THOSE PREFERENCES AND/OR RIGHTS. A STOCKHOLDER MAY MAKE THE REQUEST TO THE CORPORATION OR TO THE TRANSFER AGENT AND REGISTRAR. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM — as tenants in common UNIF GIFT MIN ACT- . . . . . . . . . .Custodian . . . . . . . . . . . . . . . (Cust) (Minor) TEN ENT — as tenants by the entireties under Uniform Gifts to Minors Act . . . . . . . . . . . . . (State) JT TEN — as joint tenants with right of survivorship UNIF TRF MIN ACT . . . . . . . . . . . . . . .Custodian (until age. . . ). . . . . . . . . . . and not as tenants in common (Cust) (Minor) under Uniform Transfers to Minors Act. . . . . . . . . . (State) Additional abbreviations may also be used though not in the above list. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE For value received, ___hereby sell, assign and transfer unto ___ (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) ___Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated: ___20___Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15. Signature: ___Signature: ___Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever. SECURI TY I NSTRUCTI ONS THI S IS WATERMARKED PAPER, DO NOT ACCEP T WI THOUT NOTI NG WATERMARK. HOLD TO LI GHT TO VERI FY WATERMARK.